UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2016

PACIFIC SPECIAL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

(Address of principal executive offices, including Zip Code)

(86) 21-61376584

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, PACIFIC SPECIAL ACQUISITION CORP. (“PACIFIC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING PACIFIC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH BORQS INTERNATIONAL HOLDING CORP (“BORQS”), AS DESCRIBED IN THIS REPORT.

SHAREHOLDERS OF PACIFIC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, PACIFIC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH PACIFIC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ PACIFIC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF PACIFIC’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. PACIFIC’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF PACIFIC AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT PACIFIC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE PROXY STATEMENT AND OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO PACIFIC AT 855 PUDONG SOUTH ROAD, THE WORLD PLAZA, 27TH FLOOR, PUDONG, SHANGHAI, CHINA 200120.

PARTICIPANTS IN THE SOLICITATION

PACIFIC AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM PACIFIC’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING PACIFIC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH BORQS WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PACIFIC OR BORQS, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

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FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, PACIFIC’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION; APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF THE REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF PACIFIC AND BORQS, AND THE ABILITY OF PACIFIC OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF BORQS CUSTOMERS, SUPPLIERS, AND SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN PACIFIC’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PACIFIC AND BORQS, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO PACIFIC, BORQS, BORQS’ SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PACIFIC, BORQS, NOR BORQS’ SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.  Pacific’s shareholders and other interested parties are urged to read such agreement in its entirety.  Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Description of the Merger Agreement

On December 27, 2016, Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (“Pacific”), entered into a Merger Agreement (the “Merger Agreement”) with Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”), PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of Pacific (“Merger Sub”), Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity as the representative from and after the Effective Time (as defined below) for the shareholders of Pacific other than the shareholders of Borqs as of immediately prior to the Effective Time and their successors and assignees (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative from and after the Effective Time for the shareholders of Borqs as of immediately prior to the Effective Time (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive ordinary shares, no par value, of Pacific (“Pacific Ordinary Shares”), the holders of Borqs issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares (“Replacement Warrants”), and the holders of Borqs issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of such options (such options, the “Assumed Options”).

Merger Consideration

The total number of Pacific Ordinary Shares to be received by Borqs shareholders at the Effective Time (the “Merger Consideration Shares”) will be based on the adjusted equity valuation of Borqs as of the Closing, with such adjusted equity valuation divided by US$10.40. The adjusted equity valuation of Borqs as of the Closing will be determined by starting with a base valuation of US$303.0 million, deducting the amount of indebtedness (net of cash) of Borqs and its subsidiaries (Borqs and its subsidiaries, which term as used herein includes any variable interest entities through which Borqs operates in the People’s Republic of China, collectively, the “Target Companies”) as of the last business day before the Closing (but treating any amounts contingent upon the Closing as not being contingent) (the “Reference Time”), increasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of the Target Companies as of the Reference Time is greater than US$11.0 million or decreasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of the Target Companies as of the Reference Time is less than US$9.0 million, and increasing such valuation to the extent that Pacific’s outside accounting and legal expenses incurred in connection with the negotiation, preparation and consummation of the Merger Agreement (but excluding any deferred initial public offering costs or costs incurred with any PIPE Investment (as defined below) or any costs incurred in connection with an extension of Pacific’s deadline to consummate a business combination, if sought) exceed US$1.0 million. The adjusted equity valuation will be determined by mutual agreement of Borqs and Pacific based on estimates of the foregoing factors as of the Closing, without any post-Closing adjustments. Four percent (4%) of the Merger Consideration Shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares” and, together with any other dividends, distributions or other income of the Escrow Shares, the “Escrow Property”) otherwise payable at the Closing will be held in a segregated escrow account (the “Escrow Account”) by an escrow agent to be mutually agreed upon by Pacific and Borqs (the “Escrow Agent”) to cover any indemnification claims made on behalf of Pacific or the other indemnified parties under the Merger Agreement. Each Borqs shareholder as of the Effective Time (each, a “Borqs Shareholder”) will receive its pro rata portion of the Merger Consideration Shares, less its pro rata portion of the Escrow Shares held in the Escrow Account, based on the number of Borqs shares held by such Borqs Shareholder (with any Borqs preferred shares treated on an as-converted into Borqs ordinary share basis), except that any Borqs Shareholder who exercises dissenters rights under Cayman Islands law will not be entitled to receive its pro rata share of the Merger Consideration Shares.

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Holders of issued and outstanding Borqs warrants will receive Replacement Warrants, which will be subject to the substantially the same terms and conditions as Pacific’s warrants issued as part of the units in Pacific’s initial public offering (the “IPO”), except that the number of shares and exercise price thereunder will be based on the number of Borqs shares and exercise price under the applicable Borqs warrant, with each equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs shares immediately prior to the Effective Time.

Pacific will assume the obligations under the Assumed Options (including the applicable provisions of the plan under which they were issued), except that the number of shares and exercise price thereunder will be based on the number of Borqs shares and exercise price under the applicable Assumed Option, with each equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs shares immediately prior to the Effective Time.

Representations and Warranties

The Merger Agreement contains a number of customary representations and warranties made by Pacific and Borqs solely for the benefit of the other, which in certain cases are qualified by the representing party’s knowledge, and/or by materiality or Material Adverse Effect (as defined below), and subject to other specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. Such representations and warranties made by each of Pacific and Borqs relate to, among other matters, (1) organization, (2) authorization and binding effect, (3) governmental approvals, (4) no conflicts, (5) capitalization, (6) subsidiaries, (7) financial statements, (8) absence of certain changes, (9) compliance with laws, (10) permits, (11) litigation and orders, (12) taxes, (13) employees and employee benefit plans, (14) intellectual property, (15) real and personal property, (16) material contracts, (17) related party transactions, (18) the Investment Company Act, (19) finders and brokers, (20) insurance, (21) business practices, (22) independent investigation and, (23) with respect to Pacific only, (A) its SEC filings and (B) title and ownership of the Merger Consideration Shares. Borqs also made representations and warranties regarding (1) environmental matters, (2) title to and sufficiency of assets, (3) top customers and suppliers, (4) its books and records and (5) information supplied. For the purposes of the Merger Agreement, a “Material Adverse Effect” with respect to any person means, in short, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, results of operations, prospects or condition of such person and its subsidiaries, taken as a whole (subject to customary exceptions), or such person’s ability to consummate the transactions contemplated by the Merger Agreement and ancillary documents on a timely basis. Please consult the definition of “Material Adverse Effect” in the Merger Agreement for the complete statement of this term.

The representations and warranties made by Borqs survive the Closing and continue until the 18 month anniversary of the Closing Date. The representations and warranties made by Pacific do not survive the Closing.

Covenants of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) the provision of access to their properties, books and personnel, (2) the operation of their respective businesses in the ordinary course of business, (3) provision of interim financial statements by Borqs, (4) with respect to Pacific, filing its reports required by the Securities and Exchange Act of 1934, as amended, and efforts regarding Nasdaq listing requirements, (5) a requirement for Borqs to promptly hold its shareholder meeting to approve the Merger Agreement and related transactions, (6) no solicitation of other competing transactions, (7) no trading in Pacific’s securities by Borqs using Pacific’s material non-public information, (8) notifications of certain breaches, consent requirements or other matters, (9) efforts to consummate the Closing and obtain third party and regulatory approvals, (10) tax treatment of the transactions, (11) further assurances, (12) public announcements, (13) confidentiality, (14) requirements to retain books and records, (15) use of funds in the trust account, (16) Pacific post-Closing corporate and operational policies, and (17) limited disclosure schedule updates.

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The parties also agreed that between the signing of the Merger Agreement and the Closing, Pacific may enter into and consummate subscription agreements with investors for a private equity investment in Pacific to purchase Pacific’s share capital on terms and conditions mutually agreeable to Pacific and Borqs (a “PIPE Investment”), and that if Pacific elects to seek a PIPE Investment, Pacific and Borqs will use their commercially reasonable efforts to cause such PIPE Investment to occur.

The parties also agreed to take all necessary actions so that the board of directors of Pacific as of the Closing will consist of seven directors, a majority of which shall be independent directors in accordance with Nasdaq requirements. Two of the directors will be appointed by Pacific (the “Pacific Directors”), at least one of whom will be independent, three of the directors will be appointed by Borqs (the “Borqs Directors”), at least one of whom will be independent, and the remaining two directors will be independent directors mutually agreed to by Pacific and Borqs (the “Mutual Directors”). The Pacific board will be a classified board with three classes of directors, each serving three year terms (or such lesser period after the Closing where the seats of the directors in such class are up for re-election), with the Mutual Directors serving in the first class of directors to be up for re-election after the Closing, one independent Pacific Director and one independent Borqs Director serving in the next class of directors to be up for re-election after the Closing, and the remaining Pacific Director and Borqs Directors serving in the final class of directors to be up for re-election after the Closing. The parties also agreed that the executive officers of Pacific immediately after the Closing will be the same as the executive officers of Borqs immediately prior to the Closing.

Pacific also agreed to certain covenants with respect to its obligations to file a proxy statement (the “Proxy Statement”) for an extraordinary general meeting of its shareholders to approve the Merger Agreement and the related transactions (the “Shareholder Meeting”), including to have its board of directors take actions to, and seek the approval of its shareholders at the Shareholder Meeting, if necessary, to, (i) amend Pacific’s memorandum and articles of association in form and substance reasonably acceptable to Pacific and Borqs to, among other matters, accommodate any PIPE Investment and change the name of Pacific after the Closing to “Borqs Technologies, Inc.”, (ii) adopt a new equity incentive plan for Pacific (the “Equity Plan”) in a form to be agreed by Pacific and Borqs, which Equity Plan will provide for option awards for a number of Pacific Ordinary Shares equal to the difference between 13.5% of the number of Pacific Ordinary Shares issued and outstanding immediately after the Closing and the number of Pacific Ordinary Shares that are subject to the Assumed Options and (iii) structure Pacific’s board of directors as described above.

Indemnification

From and after the closing, Borqs Shareholders and their respective successors and assigns are required to severally indemnify Pacific, the Purchaser Representative and their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any of Borqs’ representations and warranties, (b) the breach of any of Borqs’ covenants or Pacific’s post-Closing covenants, (c) any actions by persons or entities who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Target Company prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities or (d) any indebtedness of the Target Companies as of the Closing which were not taken into account in the adjusted equity valuation. Except for fraud-based claims, indemnification claims are subject to (i) a minimum claim amount, with all related claims, of $10,000, and (ii) an aggregate basket of $1,000,000 before any indemnification claims can be made, at which point all claims in excess of the minimum claim amount will be paid back to the first dollar. In any indemnification claims between the parties, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Borqs Shareholders.

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Indemnification claims will be limited to the Escrow Property in the Escrow Account, first paid with the Escrow Shares and then with any other Escrow Property. The Escrow Property in the Escrow Account will be released to Borqs Shareholders, on a pro rata basis, after the 18 month anniversary of the Closing Date, except for amounts withheld for unpaid or pending indemnification claims at that time. Such withheld amounts for unpaid or pending indemnification claims, if any remain after payment of the related indemnification claims, will be released to Borqs Shareholders, on a pro rata basis, upon final resolution of all such pending indemnification claims. Pacific will cancel any Escrow Shares that it receives as an indemnification payment.

Conditions to Closing

The obligations of each party to consummate the Closing are subject to the satisfaction or waiver of customary conditions and closing deliverables, including, but not limited to, (1) Pacific’s shareholders having approved the Merger Agreement and the related transactions (including the other matters for approval specific in the Proxy Statement) by the requisite vote at the Shareholder Meeting, (2) Borqs Shareholders having approved the Merger Agreement and related transactions by the requisite vote at a duly held meeting of Borqs Shareholders (although as discussed below, at the time of the signing of the Merger Agreement, Borqs Shareholders representing the requisite vote of shareholders necessary to approve the Merger Agreement and related transactions provided written consents to Borqs and/or entered into voting agreements with Pacific and Borqs to vote in favor of the Merger Agreement and related transactions), (3) any required governmental and third party approvals having been obtained and any antitrust waiting periods expired or terminated, (4) no law or order preventing the transactions, (5) Pacific having net tangible assets of at $5,000,001 after giving effect to any redemptions of public shareholders required by Pacific’s organizational documents and its IPO prospectus (the “Redemption”) and taking into account and proceeds from any PIPE Investment, (6) the other party’s representations and warranties being true and correct as of the date of the Merger Agreement and as of the Closing, except as has not had or reasonably be expected to have a Material Adverse Effect on the other party, (7) the other party’s compliance with its covenants under the Merger Agreement in all material respects, and (8) no Material Adverse Effect shall have occurred with respect to the other party (or with respect to Borqs, its subsidiaries) since the date of the Merger Agreement.

The obligations of Borqs to consummate the Closing is also subject to the satisfaction or waiver of the conditions specified in the Merger Agreement, including, but not limited to: (1) after giving effect to the Redemption, but excluding the payment by Pacific of its reasonable transaction expenses, the amount in the Pacific trust account, together with the proceeds from any PIPE Investment, shall be no less than $24,000,000, (2) immediately following the Effective Time, the Pacific Ordinary Shares will be listed on Nasdaq, and Pacific shall not have received any written notice from Nasdaq that it has failed, or would reasonably be expected to fail, to meet the Nasdaq listing requirements as of the Effective Time or within six months thereafter for any reason (other than a failure due solely to having fewer than the requisite number of shareholders), where such notice has not been subsequently withdrawn, or the underlying failure remedied or satisfied and (3) receipt of the ancillary agreements specified in the Merger Agreement signed by Pacific and/or the Purchaser Representative, as applicable.

The obligation of Pacific to consummate the Merger is subject to satisfaction or waiver of the conditions specified in the Merger Agreement, including, but not limited to: (1) certain specified employees of Borqs having entered into employment agreements with a Target Company in form and substance reasonably acceptable to Pacific and Borqs, (2) Pacific having received a signed non-competition and non-solicitation agreement in substantially the form attached to the Merger Agreement from certain specified Borqs Shareholders, (3) Pacific having received a signed lock-up agreement in substantially the form attached to the Merger Agreement from each Borqs Shareholder and each holder of a Borqs warrant, and (4) Pacific having received a signed registration rights agreement in substantially the form attached to the Merger Agreement from each Borqs Shareholder.

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Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including among other reasons, (1) by either Pacific or Borqs if the Closing has not occurred on or prior to April 20, 2017 (or, if Pacific seeks and receives the approval of its shareholders to extend the deadline for Pacific to consummate its initial business combination, the earlier of such extended date or July 20, 2017), (2) by either party for the other party’s uncured breach (subject to certain materiality qualifiers), (3) by Pacific if there has been a Material Adverse Effect on Borqs or its subsidiaries after the date of the Merger Agreement which is uncured and continuing, or (4) by either Pacific of Borqs if (A) Pacific holds the Shareholder Meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions or (B) Borqs holds its shareholder meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions.

If the Merger Agreement is terminated by a party due to the other party’s material uncured breach, the breaching party shall pay to the terminating party as liquidated damages a termination fee of US$5,000,000 (the “Termination Fee”). The Sponsor guaranteed Pacific’s obligation to pay a Termination Fee in such circumstances. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for, if applicable, the obligation to pay the Termination Fee and certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for, except in the case where the Termination Fee is paid, willful breach of the Merger Agreement prior to termination.

Purchaser Representative and Seller Representative

Zhengqi International Holding Limited, Pacific’s sponsor, is serving as the Purchaser Representative under the Merger Agreement, and in such capacity will represent the interests of Pacific’s shareholders (other than the Borqs Shareholders) after the Closing with respect to certain matters under the Merger Agreement and the ancillary documents to which the Purchaser Representative is a party in such capacity, including any indemnification claims. Zhengdong Zou is serving as the Seller Representative under the Merger Agreement, and in such capacity will represent the interests of the Borqs Shareholders after the Closing with respect to certain matters under the Merger Agreement and the ancillary documents to which the Seller Representative is a party in such capacity, including any indemnification claims.

Trust Account Waiver

Borqs agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Pacific’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Governing Law and Dispute Resolution

The Merger Agreement is governed by Delaware law. Any disputes under the Merger Agreement, other than claims for injunctive or equitable relief (including specific performance to strictly enforce the terms of the Merger Agreement), will be subject to arbitration by the American Arbitration Association to be held in Manhattan, New York. Any claims that are brought before a court will be subject to the exclusive jurisdiction of the state and federal courts in New York, New York (and appeals courts), and each party waived its rights to a jury trial in connection therewith. The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Merger Agreement in addition to any other remedy to which they are entitled at law or in equity.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits.  Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

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Voting Agreements

At the same time that the Merger Agreement was signed, Pacific and Borqs entered into voting agreements (each, a “Voting Agreement”) with certain Borqs Shareholders. Under the Voting Agreement, the Borqs Shareholders party thereto generally agreed to vote all of their capital shares in Borqs in favor of the Merger Agreement and related transactions, to deliver the Closing deliverables required to be delivered by Borqs Shareholders under the Merger Agreement, to waive any dissenters’ rights and to otherwise take certain other actions in support of the Merger Agreement and related transactions. Each Voting Agreement prevents transfers of the Borqs shares held by the Borqs Shareholder party thereto between the date of the Voting Agreement and the date of the meeting of Borqs shareholders unless the recipient agrees to become bound by the terms of the Voting Agreement. The capital shares of Borqs held by the Borqs Shareholders that entered into the Voting Agreements, along with written consents approving the Merger Agreement and related transactions provided to Borqs by certain of Borqs Shareholders, represent the requisite vote of Borqs Shareholders necessary to approve the Merger Agreement and related transactions. The form of the Voting Agreement that was signed is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of each Voting Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreement

At the Closing, each Borqs Shareholder and each holder of a Borqs warrant will enter into a Lock-Up Agreement with Pacific and the Purchaser Representative, in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”), with respect to their Merger Consideration Shares and Replacement Warrants received in the Merger and any Pacific Ordinary Shares issuable upon the exercise of the Replacement Warrants (collectively with the Merger Consideration Shares and Replacement Warrants, the “Restricted Securities”). In such Lock-Up Agreement, each holder will agree that, during the period from the Closing until the earlier of (x) the first anniversary of the Closing, (y) the date on which Pacific consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pacific’s shareholders having the right to exchange their equity holdings in Pacific for cash, securities or other property and, (z) only with respect to 50% of each type of Restricted Securities, the date on which the closing sale price of the Pacific Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period commencing after the Closing, it will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Each holder will further agree that the Escrow Shares will continue to be subject to such transfer restrictions until they are released from the Escrow Account. However, each holder is permitted to transfer its Restricted Securities (other than the Escrow Shares while they are held in the Escrow Account) by gift, will or intestate succession upon such holder’s death, pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or to certain permitted transferees, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-up Agreement. Additionally, each holder will be allowed to pledge its Restricted Securities (other than the Escrow Shares while they are held in the Escrow Account) to an unaffiliated third party as a guarantee to secure borrowings made by such third party to Pacific or any of its subsidiaries. In the event that any holder that enters into a Lock-Up Agreement is released from its obligations thereunder with respect to all or any portion of its Restricted Securities, each other holder subject to a Lock-Up Agreement will similar be released in a proportional manner. The form of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

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Registration Rights Agreement

At the Closing, Pacific will enter into a Registration Rights Agreement with the Borqs Shareholders and the holders of Borqs warrants and the Purchaser Representative in substantially the form attached to the Merger Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Borqs Shareholders and warrant holders will have registration rights that will obligate Pacific to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of their Merger Consideration Shares and Replacement Warrants (together with any securities of Pacific issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”), except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreement or Escrow Shares held in the Escrow Account may not be requested to be registered or registered until 90 days before the end of the applicable transfer restrictions. Holders of a majority-in-interest of any class of Registrable Securities will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, and other holders of the Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, Pacific proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, Pacific shall give notice to the holders of the Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, holders of Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that Pacific register the resale of any or all of such Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, Pacific will agree to indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify Pacific and certain persons or entities related to Pacific, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents. The form of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

At the Closing, certain specified Borqs Shareholders actively involved with Borqs management (each, a “Subject Party”) will enter into Non-Competition and Non-Solicitation Agreements in favor of Pacific, Borqs and their respective successors and subsidiaries (referred to as the “Covered Parties”), and to which the Purchaser Representative is also a party thereunder, in substantially the form attached to the Merger Agreement (each, a “Non-Competition Agreement”), relating to the business of providing software and solutions for connected devices in the Internet of Things industry, and mobile communication services as a Mobile Virtual Network Operator (the “Business”) as conducted by Borqs and to be conducted by Pacific and its subsidiaries after the Closing. Under the Non-Competition Agreement, for a period from the Closing until the later of (i) the four year anniversary of the Closing or (ii) the date on which the Subject Party is no longer a director, officer, manager, employee or independent contractor of any Covered Party (such period, the “Restricted Period”), the Subject Party and its controlled affiliates will not, without Pacific’s prior written consent, anywhere in the Peoples’ Republic of China or in any other markets in which the Covered Parties are engaged, or are actively contemplating to become engaged, in the Business as of the Closing Date or during the Restricted Period, directly or indirectly engage in the Business (other than through a Covered Party) or own, manage, finance or control, or participate in the ownership, management, financing or control of, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business (a “Competitor”). However, the Subject Party and its affiliates will be permitted under the Non-Competition Agreement to own passive investments of no more than 2% of any class of outstanding equity interests in a Competitor that is publicly traded, so long as the Subject Party and its affiliates and immediate family members are not involved in the management or control of such Competitor. Under the Non-Competition Agreements, the Subject Party and its controlled affiliates will also be subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, consultants and independent contractors, (ii) customers and (iii) vendors, suppliers, distributors, agents or other service providers. The Subject Party will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties. The form of the Non-Competition Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Non-Competition Agreement is qualified in its entirety by reference thereto.

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Letter of Transmittal

At the Closing, each Borqs Shareholder and each holder of a Borqs warrant will provide Borqs and Pacific with a completed and duly executed Letter of Transmittal, in substantially the form attached to the Merger Agreement (each, a “Letter of Transmittal”), with respect to their Borqs shares and warrants. In the Letter of Transmittal, each such holder makes customary representations and warranties, acknowledges its obligations with respect to the indemnification obligations and escrow provisions under the Merger Agreement, appoints the Seller Representative to act on its behalf in accordance with the terms of the Merger Agreement, provides a general release to Borqs and its affiliates and certain related persons with respect to claims relating to the holder’s capacity as a holder of Borqs shares, warrants or options, and agrees to be bound by confidentiality obligations to Borqs for two years after the Closing. The form of the Letter of Transmittal is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference, and the foregoing description of the Letter of Transmittal is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

2.1*	Merger Agreement, dated as of December 27, 2016, by and among Pacific Special Acquisition Corp., Zhengqi International Holding Limited, in its capacity as the Purchaser Representative thereunder, PAAC Merger Subsidiary Limited, Zhengdong Zou, in its capacity as the Seller Representative thereunder, Borqs International Holding Corp, and, for limited purposes thereunder Zhengqi International Holding Limited

10.1	Form of Voting Agreement, by and among Pacific Special Acquisition Corp., Borqs International Holding Corp, and the shareholder of Borqs International Holding Corp party thereto

10.2	Form of Lock-Up Agreement, by and among Pacific Special Acquisition Corp., Zhengqi International Holding Limited, in its capacity as the Purchaser Representative, and the shareholder and/or warrant holder of Borqs International Holding Corp party thereto

10.3	Form of Registration Rights Agreement, by and among Pacific Special Acquisition Corp., Zhengqi International Holding Limited, in its capacity as the Purchaser Representative, and the shareholders and warrant holders of Borqs International Holding Corp named therein

10.4	Form of Non-Competition and Non-Solicitation Agreement, by and among the shareholder of Borqs International Holding Corp party thereto, Pacific Special Acquisition Corp., Borqs International Holding Corp and Zhengqi International Holding Limited, in its capacity as the Purchaser Representative

10.5	Form of Letter of Transmittal for shareholders of Borqs International Holding Corp

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2017	PACIFIC SPECIAL ACQUISITION CORP.

	By:	/s/ Zhouhong Peng
		Name:	Zhouhong Peng
		Title:	Chief Executive Officer

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